

Increase in "ON" Time Following AAV-GAD



#
**
#
**
3.5
3
2.5
2
1.5
1
0.5
0
-0.5
Hours of Incresed "On" Time
1
3
6
12
Months Post-Surgery
Sham
GAD

#p<0.05 vs. Sham (t-test)

**p<0.01 vs. baseline (t-test)

Overall change in "ON" time GAD vs. sham p=0.044 (ANOVA)

(p=0.06 GAD 1 month vs. baseline)

Improvement in Medication Complications (UPDRS Part 4) Following rAAV-GAD


Percent Improvement in UPDRS 4
35
30
25
20
15
10
5
0
-5
-10
0
1
3
6
12
Months Post-Surgery
##
*
#
Sham
GAD

(UPDRS Part 4 is a composite score of dyskinesias, on/off fluctuations, dystonia, insomnia and other complications)

*p<0.05 vs. sham (t-test)
#p<0.05 vs. baseline (t-test)
##p<0.01 vs. baseline (t-test)



NEUROLOGIX

Adverse Events Over 12 Months (20% or Greater Frequency)

Parkinson's Disease



***
10
8
6
4
2
0
Number of Subjects
2
4
2
0
Sham
GAD
Severe
Moderate
Mild

***p<0.005; Fisher Exact Test

Headache



10
8
6
4
2
0
Number of Subjects
1
1
4
3
Sham
GAD
Severe
Moderate
Mild

Serious Adverse Events* (Number of Subjects)

	Sham	GAD
Intestinal Obstruction		1
Accidental drug overdose		1
Prostatitis		1
Delusion Hallucination Parkinson's Disease	1	

*All SAEs occurred 4-12 months post-surgery



Nausea
10
8
6
4
2
0
Number of Subjects
1
1
4
2
Sham
GAD
Severe
Moderate
Mild